UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2022

POLARITYTE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32404	06-1529524
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1960 S. 4250 West, Salt Lake City, UT 84104

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (800) 560-3983

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001	PTE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐.

Item 1.01	Entry into a Material Definitive Agreement.

PolarityTE, Inc. (the “Company”), is a party to the Commercial Lease Agreement with Adcomp LLC (“Adcomp”) dated December 27, 2017 (the “Adcomp Lease”). The Adcomp Lease is for the Company’s principal business facility and property located at 1960 S 4250 W, Salt Lake City, Utah (the “Property”). Under the terms of the Adcomp Lease the Company has an option to purchase the Property at a purchase price of $17.5 million, which option is waived unless it is exercised on or before March 27, 2022. On December 16, 2021, the Company gave written notice of its election to exercise the purchase option to Adcomp. Once that notice was given, the Adcomp Lease states the Company and Adcomp were required to negotiate the terms of a purchase agreement covering property diligence, conditions of closing, the timing of closing, and other customary matters for a sale and purchase of improved real estate. In addition, as required by the Adcomp Lease the Company made an earnest money deposit of $150,000 that may be refunded if closing conditions or contingencies running in favor of the Company are not satisfied or Adcomp defaults in its obligations under the Adcomp Lease or the purchase agreement for the Property. On March 14, 2022, the Company and Adcomp entered into a purchase and sale on the terms described above that provides for a closing of the transaction on November 15, 2022 (the “Adcomp Agreement”).

On October 25, 2021, the Company signed a Purchase and Sale Agreement, the terms of which were finalized on December 10, 2021, and subsequently amended by Amendment No. 1 thereto dated March 15, 2022 (the “BCG Agreement”), with BCG Acquisitions LLC (“BCG”). Under the BCG Agreement the Company agreed to sell the Property to BCG or its assigns after the Company’s purchase of the Property from Adcomp, if the Company and BCG could agree on the terms for BCG to demise the building located on the Property to establish a smaller space within the building for the Company to lease and agree on the terms of that lease (the “BCG Lease”). The BCG Lease and, therefore, the BCG Agreement, was finalized on December 10, 2021. On March 15, 2022, the Company and BCG agreed to amend the BCG Agreement to change the closing date of the transaction from March 2022 to November 2022.

Under the BCG Agreement the Company has agreed to sell the Property to BCG for $17.5 million, subject to the closing of the Company’s purchase of the Property from Adcomp. The BCG Agreement also provides for property diligence (which has been completed by BCG), conditions of closing, the timing of closing, and other customary matters for a sale and purchase of improved real estate. Under the BCG Agreement, BCG made an initial earnest money deposit totaling $200,000, which the parties subsequently agreed to reduce to $150,000, that will be refunded if the Company is unable to complete the purchase of the Property from Adcomp on a timely basis, closing conditions or contingencies running in favor of BCG are not satisfied, or the Company defaults in its obligations under the BCG Agreement for the Property. Under the BCG Lease, BCG will demise the building on the Property to create a space of approximately 62,500 square feet that the Company will lease for a term of 10 years with an option to extend for an additional 10 years. The parties may agree to increase the size of the space prior to commencement of the BCG Lease.

The closing of the transactions described above are subject to a number of risks and uncertainties including, but not limited to, the following:

●	Completion of the Company’s diligence and title review of the Property pursuant to the Adcomp Agreement;

●	Satisfaction of all closing conditions, including obtaining financing for the purchase, and closing on the sale of the Property by Adcomp to the Company; and

●	Satisfaction of all closing conditions, including BCG obtaining financing for the purchase, and closing on the sale of the Property by the Company to BCG.

Consequently, there is no assurance the Company will be successful in closing the transactions described above.

The foregoing description of the terms and conditions of the Adcomp Lease and the BCG Agreement between the Company and BCG are not complete and are in all respects subject to the actual provisions of such agreements, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference herein.

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Disclosure Regarding Forward-Looking Statements

Statements that are not historical facts contained in this report are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements involve risks and uncertainties that could cause actual results to differ from projected results. The words “anticipate,” “goal,” “seek,” “project,” “strategy,” “future,” “likely,” “may,” “should,” “will,” “believe,” “estimate,” “expect,” “plan,” “intend” and similar expressions and references to future periods, as they relate to the Company, are intended to identify forward-looking statements. Forward-looking statements reflect the Company’s current views with respect to future events and are subject to certain risks, uncertainties, and assumptions. The Company cannot give any assurance that its expectations will be realized.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Commercial Lease Agreement by and Between the PolarityTE, Inc., and Adcomp LLC (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed with the SEC on December 29, 2017)
10.2	Purchase and Sale Agreement between PolarityTE, Inc., and Adcomp LLC
10.3	Purchase and Sale Agreement between PolarityTE, Inc., and BCG Acquisitions LLC (incorporated by reference to Exhibit 10.2 to the Company’s Form 8-K filed with the SEC on December 17, 2021)
10.4	Amendment No. 1 to the Purchase and Sale Agreement between PolarityTE, Inc., and BCG Acquisitions LLC
104	Cover Page Interactive Data File, formatted in Inline XBRL

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLARITYTE, INC.

Dated: March 15, 2021	/s/ Jacob Patterson
Jacob Patterson
Chief Financial Officer

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